UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09013
Eaton Vance Senior Income Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
June 30
Date of Fiscal Year End
June 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Senior Income Trust (EVF) Annual Report June 30, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2011
Eaton Vance
Senior Income Trust
Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	35

Federal Tax Information	36

Notice to Shareholders	37

Dividend Reinvestment Plan	38

Board of Trustees’ Contract Approval	40

Management and Organization	43

Important Notices	45

Eaton Vance
Senior Income Trust
June 30, 2011
Management’s Discussion of Fund Performance
Portfolio Managers Scott H. Page, CFA; John Redding
For the fiscal year ending June 30, 2011, Eaton Vance Senior Income Trust had total returns of 14.80% at net asset value (NAV) and 15.55% at market price. The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EVF.” The Fund’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior floating-rate loans.
Economic and Market Conditions
The bank loan market was relatively stable during the fiscal year ending June 30, 2011. Despite struggles early in March 2011 stemming from turmoil in the Middle East, the Japanese tsunami and continued European troubles, the floating-rate loan market generated positive returns during the period. The Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index (Index), produced a return of 9.39% for the fiscal year.1
The market’s performance was driven by improving corporate fundamentals—notably, earnings growth—as well as stronger investor demand and greater liquidity in the marketplace. Toward the end of calendar year 2010, heavy inflows into bank loan mutual funds, increased refinancing activity and a general improvement in the overall tone of the market all contributed to an increase in the demand for loans, helping to lift prices. Issuer fundamentals also improved as exhibited by consistent year-over-year growth in EBITDA (earnings before interest, taxes, depreciation and amortization) for issuers in the Index. Fewer defaults brought the trailing 12-month market default rate to 1.9% by December 2010, down from a high of 10.8% in November 2009, a further indicator of fundamental strengthening. These trends continued into 2011, with the trailing 12-month market default rate declining to 0.9% as of June 30, 2011. Loan issuance has grown throughout the fiscal year, reflecting corporate confidence in this market’s ability to raise capital and improved investor confidence in the sustainability of corporate earnings.
Management Discussion
Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Fund may also invest in second-lien loans and high-yield bonds, and may employ leverage, which may increase risk. As of June 30, 2011, the Fund’s investments included senior loans to 345 borrowers spanning 35 industries, with an average loan representing 0.25% of total investments, and no industry constituting more than 10.4% of total investments. Health care, business equipment and services, and telecommunications were the top three industry weightings.
During the 12-month period, the Fund’s bank loan investments outperformed the broader bank loan market, as measured by the Index, primarily due to the successful use of leverage. The Fund’s loans acquired with borrowings were bolstered by favorable conditions in the credit markets during the year. The Fund also benefited from being approximately 6.8% invested in high-yield bonds, which outperformed the bank loan market.
The Fund’s bank loan holdings were biased toward the high-quality end of the loan market, which held back returns slightly, relative to the Index, as lower-quality loans tended to outperform for the year. In addition, defaulted loans in the Fund remained below those of the overall market as of June 30, 2011. Despite economic problems in certain European countries, the Fund’s loan selections in Europe came from relatively stronger countries such as the United Kingdom, Germany and the Netherlands and contributed positively to its return for the period.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Senior Income Trust
June 30, 2011
Performance2

NYSE Symbol
Inception Date (10/30/98)	EVF

% Average Annual Total Returns at NAV
One Year	14.80
Five Years	3.92
Ten Years	5.11

% Average Annual Total Returns at market price, NYSE
One Year	15.55
Five Years	5.32
Ten Years	4.95

% Premium/Discount to NAV (6/30/11)	-0.55

Distributions
Total Distributions per share (6/30/10 – 6/30/11)	$0.441
Distribution Rate at NAV[3]	5.47%
Distribution Rate at market price[3]	5.50%

% Total Leverage[4]
Auction Preferred Shares (APS)	26.70
Borrowings	8.74

Comparative Performance[1]	% Return
S&P/LSTA Leveraged Loan Index
One Year	9.39
Five Years	5.14
Ten Years	5.16
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Senior Income Trust
June 30, 2011
Fund Profile
Top 10 Holdings (% of total investments)

Intelsat Jackson Holdings SA	1.3
NRG Energy, Inc.	1.2
Rite Aid Corp.	1.1
Community Health Systems, Inc.	1.1
Aramark Corp.	1.1
SunGard Data Systems, Inc.	1.0
Calpine Corp. (corporate bond)	1.0
Nielsen Finance, LLC	1.0
INEOS Group	0.9
Dynegy Holdings, Inc.	0.8

Total % of total investments	10.5

Top 10 Sectors (% of total investments)

Health Care	10.4
Business Equipment and Services	7.8
Telecommunications	5.8
Cable and Satellite Television	5.1
Leisure Goods/Activities/Movies	4.9
Publishing	4.3
Retailers (Except Food and Drug)	4.0
Food Service	4.0
Chemicals and Plastics	4.0
Electronics/Electrical	4.0

Total % of total investments	54.3

Credit Quality (% of loan holdings)5
See Endnotes and Additional Disclosures on page 5.

Eaton Vance
Senior Income Trust
June 30, 2011
Endnotes and Additional Disclosures

1.	The S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. It is not possible to invest directly in an index.

2.	Performance results reflect the effects of leverage.

3.	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

4.	APS leverage represents the liquidation value of the Fund’s APS outstanding as a percentage of Fund net assets applicable to common shares plus the APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its APS and borrowings, which could be reduced if Fund asset values decline.

5.	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is shown.

Fund profile subject to change due to active management.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments

Senior Floating-Rate Interests — 136.9%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 3.0%

Aeroflex, Inc.
Term Loan, 4.25%, Maturing May 9, 2018		350	$349,342
Booz Allen Hamilton, Inc.
Term Loan, 4.00%, Maturing August 3, 2017		249	250,800
DAE Aviation Holdings, Inc.
Term Loan, 5.28%, Maturing July 31, 2014		702	701,454
Term Loan, 5.28%, Maturing July 31, 2014		731	730,044
Delos Aircraft, Inc.
Term Loan, 7.00%, Maturing March 17, 2016		425	427,884
Doncasters (Dundee HoldCo 4 Ltd.)
Term Loan, 4.19%, Maturing May 15, 2015		206	194,221
Term Loan, 4.69%, Maturing May 13, 2016		206	194,222
Term Loan - Second Lien, 7.32%, Maturing January 13, 2016	EUR	417	547,763
Ducommun, Inc.
Term Loan, Maturing June 28, 2017(2)		275	276,031
DynCorp International, LLC
Term Loan, 6.25%, Maturing July 5, 2016		408	411,384
Evergreen International Aviation
Term Loan, Maturing July 5, 2016(2)		450	436,500
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		421	421,583
International Lease Finance Co.
Term Loan, 6.75%, Maturing March 17, 2015		1,000	1,004,250
Spirit AeroSystems, Inc.
Term Loan, 3.53%, Maturing September 30, 2016		604	607,484
TransDigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		1,095	1,099,716
Wyle Services Corp.
Term Loan, 5.75%, Maturing March 27, 2017		416	417,167

			$8,069,845

Automotive — 5.1%

Allison Transmission, Inc.
Term Loan, 2.94%, Maturing August 7, 2014		2,417	$2,374,067
Chrysler Group, LLC
Term Loan, 6.00%, Maturing May 24, 2017		1,625	1,587,084
Delphi Corp.
Term Loan, 3.50%, Maturing March 31, 2017		984	988,877
Federal-Mogul Corp.
Term Loan, 2.13%, Maturing December 29, 2014		2,221	2,106,338
Term Loan, 2.13%, Maturing December 28, 2015		580	550,600
Ford Motor Co.
Term Loan, 2.94%, Maturing December 16, 2013		369	369,070
Term Loan, 2.94%, Maturing December 16, 2013		471	471,379
Goodyear Tire & Rubber Co.
Term Loan - Second Lien, 1.94%, Maturing April 30, 2014		2,300	2,220,321
HHI Holdings, LLC
Term Loan, 7.00%, Maturing March 21, 2017		249	249,998
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		1,450	1,455,664
Metaldyne, LLC
Term Loan, 5.25%, Maturing May 18, 2017		773	774,512
TriMas Corp.
Term Loan, 4.25%, Maturing June 29, 2017		525	526,969

			$13,674,879

Beverage and Tobacco — 0.0%(9)

Maine Beverage Co., LLC
Term Loan, 2.05%, Maturing March 31, 2013		118	$114,754

			$114,754

Building and Development — 1.4%

Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		324	$324,964
Beacon Sales Acquisition, Inc.
Term Loan, 2.26%, Maturing September 30, 2013		335	328,278
Brickman Group Holdings, Inc.
Term Loan, 7.25%, Maturing October 14, 2016		572	580,617
CB Richard Ellis Services, Inc.
Term Loan, 3.25%, Maturing March 5, 2018(3)		347	343,292
Term Loan, 5.75%, Maturing September 4, 2019		328	324,015
November 2005 Land Investors, LLC
Term Loan, 0.00%, Maturing March 31, 2011(4)(5)		152	15,242
Panolam Industries Holdings, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		487	450,094
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		875	877,525
South Edge, LLC
Term Loan, 0.00%, Maturing October 31, 2009(4)		422	405,000

			$3,649,027

Business Equipment and Services — 11.7%

Acxiom Corp.
Term Loan, 3.27%, Maturing March 15, 2015		525	521,075

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		920	$926,123
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016		2,300	2,300,939
Allied Security Holdings, LLC
Term Loan, 5.00%, Maturing February 3, 2017		499	501,555
BakerCorp.
Term Loan, 5.00%, Maturing June 1, 2018		425	426,594
BAR/BRI Review Courses, Inc.
Term Loan, Maturing June 16, 2017(2)		375	374,063
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018		1,225	1,226,722
Education Management, LLC
Term Loan, 2.00%, Maturing June 3, 2013		1,960	1,932,673
Fifth Third Processing Solutions, LLC
Term Loan, 4.50%, Maturing November 3, 2016		622	625,038
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017		495	498,017
Kronos, Inc.
Term Loan, 2.00%, Maturing June 11, 2014		548	541,943
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		1,076	1,080,248
Mercury Payment Systems Canada, LLC
Term Loan, Maturing July 14, 2017(2)		325	325,406
Mitchell International, Inc.
Term Loan - Second Lien, 5.50%, Maturing March 30, 2015		500	472,500
NE Customer Service
Term Loan, 6.00%, Maturing March 23, 2016		813	811,823
Protection One Alarm Monitor, Inc.
Term Loan, 6.00%, Maturing May 16, 2016		770	772,463
Quantum Corp.
Term Loan, 3.75%, Maturing July 14, 2014		62	61,685
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		2,175	2,164,806
Sabre, Inc.
Term Loan, 2.21%, Maturing September 30, 2014		2,590	2,317,485
Serena Software, Inc.
Term Loan, 4.25%, Maturing March 10, 2016		715	700,873
Sitel (Client Logic)
Term Loan, 6.75%, Maturing January 30, 2014	EUR	586	849,153
Term Loan, 7.04%, Maturing January 30, 2017		303	304,623
Softlayer Tech, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		323	326,508
Solera Holdings, LLC
Term Loan, 3.25%, Maturing May 16, 2014	EUR	407	586,988
SunGard Data Systems, Inc.
Term Loan, 1.94%, Maturing February 28, 2014		2,530	2,471,646
Term Loan, 3.87%, Maturing February 26, 2016		1,860	1,858,969
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		425	427,125
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		749	748,484
Town Sports International, Inc.
Term Loan, 7.01%, Maturing May 4, 2018		524	525,651
TransUnion, LLC
Term Loan, 4.75%, Maturing February 12, 2018		948	950,586
Travelport, LLC
Term Loan, 4.74%, Maturing August 21, 2015		1,103	1,057,547
Term Loan, 4.75%, Maturing August 21, 2015		299	286,343
Term Loan, 5.79%, Maturing August 21, 2015	EUR	371	517,269
West Corp.
Term Loan, 2.63%, Maturing October 24, 2013		148	147,001
Term Loan, 4.51%, Maturing July 15, 2016		1,023	1,027,832
Term Loan, 4.51%, Maturing July 15, 2016		360	361,274

			$31,029,030

Cable and Satellite Television — 7.5%

Atlantic Broadband Finance, LLC
Term Loan, 4.00%, Maturing March 8, 2016		684	$686,561
Bragg Communications, Inc.
Term Loan, 2.75%, Maturing August 31, 2014		1,155	1,142,728
Bresnan Communications, LLC
Term Loan, 4.50%, Maturing December 14, 2017		622	622,935
CSC Holdings, Inc.
Term Loan, 1.94%, Maturing March 29, 2016		1,955	1,950,968
Foxco Acquisition Sub, LLC
Term Loan, 4.75%, Maturing July 14, 2015		296	296,722
Insight Midwest Holdings, LLC
Term Loan, 1.98%, Maturing April 7, 2014		1,784	1,756,699
Kabel Deutschland GmbH
Term Loan, 3.57%, Maturing March 31, 2014	EUR	1,522	2,209,113
Term Loan, Maturing June 15, 2018(2)	EUR	500	722,205
MCC Iowa, LLC
Term Loan, 1.92%, Maturing January 30, 2015		798	785,641
Mediacom Broadband, LLC
Term Loan, 4.50%, Maturing October 23, 2017		743	737,853

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Cable and Satellite Television (continued)

Mediacom Illinois, LLC
Term Loan, 1.92%, Maturing January 30, 2015		1,886	$1,797,713
Term Loan, 5.50%, Maturing March 31, 2017		983	981,223
Mediacom, LLC
Term Loan, 4.50%, Maturing October 23, 2017		396	394,317
NDS Finance, Ltd.
Term Loan, 4.00%, Maturing March 12, 2018		698	699,704
ProSiebenSat.1 Media AG
Term Loan, 3.68%, Maturing March 6, 2015	EUR	521	688,078
Term Loan, 3.31%, Maturing June 26, 2015	EUR	273	375,373
Term Loan, 3.31%, Maturing July 3, 2015	EUR	11	15,234
Term Loan, 3.93%, Maturing March 4, 2016	EUR	521	688,078
Term Loan, 8.30%, Maturing March 6, 2017(6)	EUR	205	245,629
Term Loan - Second Lien, 5.05%, Maturing September 2, 2016	EUR	271	333,824
UPC Broadband Holding B.V.
Term Loan, 3.69%, Maturing December 30, 2016		379	379,836
Term Loan, 4.98%, Maturing December 31, 2016	EUR	726	1,032,678
Term Loan, 3.69%, Maturing December 29, 2017		1,037	1,036,397
Term Loan, 5.23%, Maturing December 31, 2017	EUR	314	449,121

			$20,028,630

Chemicals and Plastics — 5.9%

Arizona Chemical, Inc.
Term Loan, 4.75%, Maturing November 21, 2016		200	$200,773
Brenntag Holding GmbH and Co. KG
Term Loan, 3.70%, Maturing January 20, 2014		116	115,922
Term Loan, 3.71%, Maturing January 20, 2014		786	786,439
Term Loan - Second Lien, 6.43%, Maturing July 17, 2015		600	602,125
Celanese Holdings, LLC
Term Loan, 3.30%, Maturing October 31, 2016		847	851,210
General Chemical Corp.
Term Loan, 5.00%, Maturing October 6, 2015		291	293,141
Hexion Specialty Chemicals, Inc.
Term Loan, 4.00%, Maturing May 5, 2015		325	321,183
Term Loan, 4.00%, Maturing May 5, 2015		480	474,000
Term Loan, 4.00%, Maturing May 5, 2015		729	719,856
Houghton International, Inc.
Term Loan, 6.75%, Maturing January 29, 2016		422	425,545
Huntsman International, LLC
Term Loan, 1.72%, Maturing April 21, 2014		229	223,972
Term Loan, 2.46%, Maturing June 30, 2016		855	834,737
Term Loan, 2.77%, Maturing April 19, 2017		625	610,669
INEOS Group
Term Loan, 7.50%, Maturing December 16, 2013		1,175	1,217,711
Term Loan, 8.00%, Maturing December 16, 2014		1,176	1,218,459
Term Loan, 9.00%, Maturing December 16, 2015	EUR	1,000	1,508,881
ISP Chemco, Inc.
Term Loan, 1.69%, Maturing June 4, 2014		853	850,179
Nalco Co.
Term Loan, 4.50%, Maturing October 5, 2017		695	699,038
Rockwood Specialties Group, Inc.
Term Loan, 3.75%, Maturing February 9, 2018		1,175	1,182,868
Styron S.A.R.L.
Term Loan, 6.00%, Maturing August 2, 2017		1,692	1,692,381
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		771	770,918

			$15,600,007

Conglomerates — 3.4%

Goodman Global Holdings, Inc.
Term Loan, 5.75%, Maturing October 28, 2016		893	$897,652
Jarden Corp.
Term Loan, 3.25%, Maturing March 30, 2018		612	614,350
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		350	351,459
RBS Global, Inc.
Term Loan, 2.44%, Maturing July 19, 2013		716	709,983
Term Loan, 2.77%, Maturing July 19, 2013		1,683	1,669,931
RGIS Holdings, LLC
Term Loan, 2.75%, Maturing April 30, 2014		93	91,607
Term Loan, 2.75%, Maturing April 30, 2014		1,870	1,832,141
Service Master Co.
Term Loan, 2.69%, Maturing July 24, 2014		45	43,746
Term Loan, 2.71%, Maturing July 24, 2014		451	439,286
US Investigations Services, Inc.
Term Loan, 3.00%, Maturing February 21, 2015		839	824,172
Term Loan, 7.75%, Maturing February 21, 2015		397	400,598
Walter Industries, Inc.
Term Loan, 4.00%, Maturing April 2, 2018		1,175	1,177,445

			$9,052,370

Containers and Glass Products — 2.9%

Berry Plastics Corp.
Term Loan, 2.26%, Maturing April 3, 2015		958	906,933

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Containers and Glass Products (continued)

BWAY Corp.
Term Loan, 4.50%, Maturing February 23, 2018		75	$75,299
Term Loan, 4.50%, Maturing February 23, 2018		843	845,579
Graham Packaging Holdings Co.
Term Loan, 6.75%, Maturing April 5, 2014		567	569,164
Term Loan, 6.00%, Maturing September 23, 2016		968	971,044
Graphic Packaging International, Inc.
Term Loan, 3.04%, Maturing May 16, 2014		1,147	1,146,621
Hilex Poly Co.
Term Loan, 11.25%, Maturing November 16, 2015		475	475,000
JSG Acquisitions
Term Loan, 3.67%, Maturing December 31, 2014		638	639,610
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017		398	398,415
Reynolds Group Holdings, Inc.
Term Loan, 4.25%, Maturing February 9, 2018		908	904,006
Smurfit Kappa Acquisitions
Term Loan, 3.42%, Maturing December 31, 2014		638	639,610

			$7,571,281

Cosmetics / Toiletries — 1.8%

Alliance Boots Holdings, Ltd.
Term Loan, 3.59%, Maturing July 9, 2015	GBP	1,775	$2,731,720
Bausch & Lomb, Inc.
Term Loan, 3.44%, Maturing April 24, 2015		194	192,924
Term Loan, 3.48%, Maturing April 24, 2015		796	792,572
KIK Custom Products, Inc.
Term Loan - Second Lien, 5.27%, Maturing November 28, 2014		525	381,500
Prestige Brands, Inc.
Term Loan, 4.76%, Maturing March 24, 2016		725	729,519

			$4,828,235

Drugs — 1.3%

Axcan Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017		796	$789,632
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018		775	778,794
Graceway Pharmaceuticals, LLC
Term Loan, 4.94%, Maturing May 3, 2012		299	170,181
Term Loan, 9.94%, Maturing November 3, 2013(6)		170	855
Term Loan - Second Lien, 0.00%, Maturing May 3, 2013(7)		500	16,875
Warner Chilcott Corp.
Term Loan, 4.25%, Maturing March 15, 2018		410	411,073
Term Loan, 4.25%, Maturing March 15, 2018		821	822,146
WC Luxco S.A.R.L.
Term Loan, 4.25%, Maturing March 15, 2018		564	565,225

			$3,554,781

Ecological Services and Equipment — 0.1%

Sensus Metering Systems, Inc.
Term Loan, 4.75%, Maturing May 9, 2017		349	$350,798

			$350,798

Electronics / Electrical — 6.1%

Aspect Software, Inc.
Term Loan, 6.25%, Maturing April 19, 2016		765	$768,502
Attachmate Corp.
Term Loan, 6.50%, Maturing April 27, 2017		475	477,474
Christie/Aix, Inc.
Term Loan, 5.25%, Maturing April 29, 2016		307	305,525
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018		1,325	1,293,200
Edwards (Cayman Island II), Ltd.
Term Loan, 5.50%, Maturing May 31, 2016		622	620,968
FCI International S.A.S.
Term Loan, 3.66%, Maturing November 1, 2013		83	82,295
Term Loan, 3.66%, Maturing November 1, 2013		83	82,295
Term Loan, 3.66%, Maturing November 1, 2013		86	85,481
Term Loan, 3.66%, Maturing November 1, 2013		86	85,481
Freescale Semiconductor, Inc.
Term Loan, 4.44%, Maturing December 1, 2016		1,282	1,277,850
Infor Enterprise Solutions Holdings
Term Loan, 5.69%, Maturing March 3, 2014		250	220,000
Term Loan, 4.94%, Maturing July 28, 2015		484	464,887
Term Loan, 5.94%, Maturing July 28, 2015		374	363,252
Term Loan, 5.94%, Maturing July 28, 2015		718	699,673
Term Loan - Second Lien, 6.44%, Maturing March 2, 2014		92	79,865
Term Loan - Second Lien, 6.44%, Maturing March 3, 2014		158	136,562
Network Solutions, LLC
Term Loan, 2.44%, Maturing March 7, 2014		893	861,414
NXP B.V.
Term Loan, 4.50%, Maturing March 7, 2017		1,372	1,379,707

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Electronics / Electrical (continued)

Open Solutions, Inc.
Term Loan, 2.40%, Maturing January 23, 2014		1,149	$996,940
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018		1,800	1,800,958
Shield Finance Co. S.A.R.L.
Term Loan, 7.75%, Maturing June 15, 2016		412	416,372
Ship US Bidco, Inc.
Term Loan, Maturing October 2, 2017(2)	GBP	500	800,720
Spectrum Brands, Inc.
Term Loan, 5.06%, Maturing June 17, 2016		1,400	1,411,479
SS&C Technologies, Inc.
Term Loan, 2.24%, Maturing November 23, 2012		571	573,357
VeriFone, Inc.
Term Loan, 2.94%, Maturing October 31, 2013		359	357,969
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016		498	499,677

			$16,141,903

Equipment Leasing — 0.7%

Hertz Corp.
Term Loan, 3.75%, Maturing March 9, 2018		1,796	$1,789,047

			$1,789,047

Farming / Agriculture — 0.3%

Earthbound Farm Holdings III, LLC
Term Loan, 5.50%, Maturing December 21, 2016		373	$375,224
WM. Bolthouse Farms, Inc.
Term Loan, 5.50%, Maturing February 11, 2016		328	329,851

			$705,075

Financial Intermediaries — 5.3%

Citco III, Ltd.
Term Loan, Maturing April 24, 2018(2)		850	$845,750
Fidelity National Information Services, Inc.
Term Loan, 5.25%, Maturing July 18, 2016		1,191	1,196,525
First Data Corp.
Term Loan, 2.94%, Maturing September 24, 2014		245	226,987
Term Loan, 2.94%, Maturing September 24, 2014		992	920,853
Term Loan, 4.19%, Maturing March 23, 2018		1,020	937,443
Grosvenor Capital Management
Term Loan, 4.25%, Maturing December 5, 2016		1,135	1,134,964
HarbourVest Partners, LLC
Term Loan, 6.25%, Maturing December 14, 2016		600	604,033
Interactive Data Corp.
Term Loan, 4.75%, Maturing February 12, 2018		1,144	1,145,921
Jupiter Asset Management Group
Term Loan, 4.46%, Maturing March 17, 2015	GBP	114	180,946
LPL Holdings, Inc.
Term Loan, 1.95%, Maturing June 28, 2013		433	432,372
Term Loan, 4.25%, Maturing June 25, 2015		1,363	1,371,203
Term Loan, 5.25%, Maturing June 28, 2017		1,031	1,037,872
MSCI, Inc.
Term Loan, 3.75%, Maturing March 14, 2017		1,443	1,452,727
Nuveen Investments, Inc.
Term Loan, 3.26%, Maturing November 13, 2014		1,209	1,195,418
Term Loan, 5.76%, Maturing May 12, 2017		1,412	1,414,804
RJO Holdings Corp. (RJ O’Brien)
Term Loan, 6.19%, Maturing December 10, 2015(5)		4	3,053
Term Loan, 6.19%, Maturing December 10, 2015(5)		118	93,604

			$14,194,475

Food Products — 3.4%

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		650	$649,837
Dean Foods Co.
Term Loan, 1.75%, Maturing April 2, 2014		1,295	1,253,307
Dole Food Company, Inc.
Term Loan, 5.20%, Maturing March 2, 2017		191	191,789
Term Loan, 5.22%, Maturing March 2, 2017		475	476,356
JBS USA Holdings, Inc.
Term Loan, 4.25%, Maturing May 25, 2018		500	500,156
Michael Foods Holdings, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		337	337,568
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		620	625,611
Pinnacle Foods Finance, LLC
Term Loan, 2.69%, Maturing April 2, 2014		2,928	2,909,320
Provimi Group SA
Term Loan, 2.44%, Maturing June 28, 2015		120	118,048
Term Loan, 2.44%, Maturing June 28, 2015		147	145,273
Term Loan, 3.57%, Maturing June 28, 2015	EUR	155	221,418
Term Loan, 3.57%, Maturing June 28, 2015	EUR	230	328,712
Term Loan, 3.57%, Maturing June 28, 2015	EUR	267	381,586
Term Loan, 3.57%, Maturing June 28, 2015	EUR	344	492,074
Term Loan - Second Lien, 4.44%, Maturing December 28, 2016		119	115,952

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Food Products (continued)

Term Loan - Second Lien, 5.57%, Maturing December 28, 2016	EUR	19	$27,430
Term Loan - Second Lien, 5.57%, Maturing December 28, 2016	EUR	265	375,676

			$9,150,113

Food Service — 6.3%

Aramark Corp.
Term Loan, 2.12%, Maturing January 27, 2014		1,081	$1,059,706
Term Loan, 2.83%, Maturing January 27, 2014	GBP	478	749,121
Term Loan, 3.73%, Maturing January 27, 2014		88	86,404
Term Loan, 3.44%, Maturing July 26, 2016		157	156,381
Term Loan, 3.50%, Maturing July 26, 2016		2,386	2,377,877
Buffets, Inc.
Term Loan, 12.00%, Maturing April 21, 2015(6)		618	551,850
Term Loan, 7.50%, Maturing April 22, 2015(6)		65	49,712
Burger King Corp.
Term Loan, 4.50%, Maturing October 19, 2016		2,388	2,385,220
CBRL Group, Inc.
Term Loan, 2.78%, Maturing April 27, 2016		309	310,037
Del Monte Corp.
Term Loan, 4.50%, Maturing March 8, 2018		2,350	2,347,429
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		791	792,576
Dunkin’ Brands, Inc.
Term Loan, 4.25%, Maturing November 23, 2017		1,369	1,368,356
NPC International, Inc.
Term Loan, 1.95%, Maturing May 3, 2013		141	139,976
OSI Restaurant Partners, LLC
Term Loan, 2.50%, Maturing June 14, 2013		236	226,375
Term Loan, 2.50%, Maturing June 14, 2014		2,382	2,286,219
QCE Finance, LLC
Term Loan, 4.94%, Maturing May 5, 2013		446	409,397
U.S. Foodservice, Inc.
Term Loan, 2.69%, Maturing July 3, 2014		1,006	945,286
Wendy’s/Arby’s Restaurants, LLC
Term Loan, 5.00%, Maturing May 24, 2017		400	401,085

			$16,643,007

Food / Drug Retailers — 4.9%

General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		2,100	$2,104,190
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		1,020	1,020,725
Pantry, Inc. (The)
Term Loan, 1.94%, Maturing May 15, 2014		116	114,729
Term Loan, 1.94%, Maturing May 15, 2014		403	398,438
Rite Aid Corp.
Term Loan, 1.94%, Maturing June 4, 2014		3,907	3,740,535
Term Loan, 4.50%, Maturing February 28, 2018		1,069	1,053,238
Roundy’s Supermarkets, Inc.
Term Loan, 7.00%, Maturing November 3, 2013		2,951	2,963,646
Supervalu, Inc.
Term Loan, 4.50%, Maturing April 28, 2018		1,646	1,620,808

			$13,016,309

Forest Products — 0.2%

Georgia-Pacific Corp.
Term Loan, 3.50%, Maturing December 23, 2014		502	$502,530

			$502,530

Health Care — 16.1%

1-800-Contacts, Inc.
Term Loan, 7.70%, Maturing March 4, 2015		452	$453,338
Alere, Inc.
Term Loan, Maturing July 6, 2017(2)		1,200	1,194,000
Alliance Healthcare Services
Term Loan, 5.50%, Maturing June 1, 2016		566	565,431
Ascend Learning
Term Loan, 7.01%, Maturing December 6, 2016		547	546,794
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015		260	261,286
Term Loan, 8.50%, Maturing April 14, 2015		260	261,286
Biomet, Inc.
Term Loan, 3.23%, Maturing March 25, 2015		2,941	2,921,202
Bright Horizons Family Solutions, Inc.
Term Loan, 4.19%, Maturing May 28, 2015		457	459,945
Cardinal Health 409, Inc.
Term Loan, 2.44%, Maturing April 10, 2014		1,276	1,223,008
Carestream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017		773	724,360
Carl Zeiss Vision Holding GmbH
Term Loan, 4.00%, Maturing September 30, 2019		63	52,479
Community Health Systems, Inc.
Term Loan, 2.50%, Maturing July 25, 2014		163	158,043
Term Loan, 2.50%, Maturing July 25, 2014		3,175	3,073,835
Term Loan, 3.75%, Maturing January 25, 2017		1,594	1,558,555

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care (continued)

ConMed Corp.
Term Loan, 1.69%, Maturing April 12, 2013		241	$236,343
ConvaTec, Inc.
Term Loan, 5.75%, Maturing December 22, 2016		348	349,009
CRC Health Corp.
Term Loan, 4.75%, Maturing November 16, 2015		496	482,526
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		1,493	1,498,630
DJO Finance, LLC
Term Loan, 3.19%, Maturing May 20, 2014		358	355,304
Grifols SA
Term Loan, 6.00%, Maturing June 1, 2017		1,050	1,056,125
Hanger Orthopedic Group, Inc.
Term Loan, 4.00%, Maturing December 1, 2016		323	324,234
HCA, Inc.
Term Loan, 3.50%, Maturing March 31, 2017		2,218	2,190,869
Term Loan, 3.50%, Maturing May 1, 2018		925	912,041
Health Management Associates, Inc.
Term Loan, 2.00%, Maturing February 28, 2014		2,372	2,301,968
Iasis Healthcare, LLC
Term Loan, 5.00%, Maturing May 3, 2018		848	848,299
IMS Health, Inc.
Term Loan, 4.50%, Maturing August 25, 2017		866	868,428
inVentiv Health, Inc.
Term Loan, 4.75%, Maturing August 4, 2016		919	915,637
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		925	925,231
Lifepoint Hospitals, Inc.
Term Loan, 3.01%, Maturing April 15, 2015		1,086	1,087,323
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		454	455,910
Medpace, Inc.
Term Loan, 6.50%, Maturing June 22, 2017		425	420,750
MultiPlan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		1,274	1,271,451
Nyco Holdings
Term Loan, 3.94%, Maturing December 29, 2014		1,416	1,404,438
Term Loan - Second Lien, 4.69%, Maturing December 29, 2015		1,416	1,404,011
Physiotherapy Associates, Inc.
Term Loan, 7.50%, Maturing June 27, 2013		342	340,646
Prime Healthcare Services, Inc.
Term Loan, 7.25%, Maturing April 22, 2015		1,160	1,131,305
RadNet Management, Inc.
Term Loan, 5.75%, Maturing April 1, 2016		543	543,397
ReAble Therapeutics Finance, LLC
Term Loan, 2.19%, Maturing November 18, 2013		849	844,857
Renal Advantage Holdings, Inc.
Term Loan, 5.75%, Maturing December 16, 2016		373	374,524
Res-Care, Inc.
Term Loan, 7.25%, Maturing December 22, 2016		423	424,461
Select Medical Holdings Corp.
Term Loan, 5.50%, Maturing May 25, 2018		1,525	1,500,219
Skillsoft Corp.
Term Loan, 6.50%, Maturing May 26, 2017		489	496,225
Sunquest Information Systems, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		375	375,000
Sunrise Medical Holdings, Inc.
Term Loan, 6.75%, Maturing May 13, 2014	EUR	130	174,211
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		750	746,367
Universal Health Services, Inc.
Term Loan, 4.00%, Maturing November 15, 2016		1,031	1,035,496
Vanguard Health Holding Co., LLC
Term Loan, 5.00%, Maturing January 29, 2016		743	743,178
VWR Funding, Inc.
Term Loan, 2.69%, Maturing June 30, 2014		1,480	1,438,249

			$42,930,224

Home Furnishings — 0.8%

Hunter Fan Co.
Term Loan, 2.69%, Maturing April 16, 2014		191	$182,947
National Bedding Co., LLC
Term Loan, 3.76%, Maturing November 28, 2013		957	950,379
Term Loan - Second Lien, 5.31%, Maturing February 28, 2014		350	338,625
Oreck Corp.
Term Loan - Second Lien, 3.75%, Maturing March 19, 2016(5)		128	114,986
Sanitec Europe OY
Term Loan, 2.50%, Maturing June 24, 2016	EUR	387	501,089

			$2,088,026

Industrial Equipment — 3.4%

Alliance Laundry Systems, LLC
Term Loan, 6.25%, Maturing September 30, 2016		467	$470,945
Brand Energy and Infrastructure Services, Inc.
Term Loan, 2.50%, Maturing February 7, 2014		455	414,047
Term Loan, 3.56%, Maturing February 7, 2014		389	357,641

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Industrial Equipment (continued)

Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017	599	$603,487
Bucyrus International, Inc.
Term Loan, 4.25%, Maturing February 19, 2016	668	670,081
Butterfly Wendel US, Inc.
Term Loan, 3.46%, Maturing June 23, 2014	423	417,118
Term Loan, 4.21%, Maturing June 22, 2015	577	569,132
EPD Holdings, (Goodyear Engineering Products)
Term Loan, 2.69%, Maturing July 31, 2014	101	96,546
Term Loan, 2.69%, Maturing July 31, 2014	708	674,073
Term Loan - Second Lien, 5.94%, Maturing July 13, 2015	425	382,854
Generac Acquisition Corp.
Term Loan, 2.79%, Maturing November 11, 2013	471	468,550
Jason, Inc.
Term Loan, 8.25%, Maturing September 21, 2014	46	46,121
Term Loan, 8.25%, Maturing September 21, 2014	116	116,047
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	349	350,648
KION Group GmbH
Term Loan, 3.69%, Maturing December 23, 2014(6)	252	238,017
Term Loan, 3.94%, Maturing December 23, 2015(6)	252	238,017
Pinafore, LLC
Term Loan, 4.25%, Maturing September 29, 2016	1,055	1,056,725
Polypore, Inc.
Term Loan, 2.19%, Maturing July 3, 2014	1,524	1,511,696
Sequa Corp.
Term Loan, 3.50%, Maturing December 3, 2014	397	393,250

		$9,074,995

Insurance — 2.0%

AmWINS Group, Inc.
Term Loan - Second Lien, 5.75%, Maturing June 8, 2014	500	$461,250
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016	697	699,982
CCC Information Services Group, Inc.
Term Loan, 5.50%, Maturing November 11, 2015	721	725,203
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016	597	600,213
Crawford & Company
Term Loan, 5.00%, Maturing October 30, 2013	608	611,891
HUB International Holdings, Inc.
Term Loan, 2.75%, Maturing June 13, 2014	179	174,698
Term Loan, 2.75%, Maturing June 13, 2014	798	777,174
Term Loan, 6.75%, Maturing June 13, 2014	270	270,897
U.S.I. Holdings Corp.
Term Loan, 2.69%, Maturing May 5, 2014	912	893,760

		$5,215,068

Leisure Goods / Activities / Movies — 7.1%

AMC Entertainment, Inc.
Term Loan, 3.44%, Maturing December 16, 2016	1,922	$1,908,292
AMC Networks, Inc.
Term Loan, Maturing December 31, 2018(2)	675	676,688
Bombardier Recreational Products
Term Loan, 2.79%, Maturing June 28, 2013	975	955,323
Carmike Cinemas, Inc.
Term Loan, 5.50%, Maturing January 27, 2016	997	1,002,046
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017	1,470	1,475,962
Cinemark, Inc.
Term Loan, 3.47%, Maturing April 29, 2016	1,906	1,915,669
ClubCorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 9, 2016	323	323,981
Dave & Buster’s, Inc.
Term Loan, 5.50%, Maturing May 12, 2016	495	497,166
Deluxe Entertainment Services Group, Inc.
Term Loan, 6.25%, Maturing May 11, 2013	35	35,333
Term Loan, 6.25%, Maturing May 11, 2013	524	522,935
Miramax Film NY, LLC
Term Loan, 7.75%, Maturing May 20, 2016	446	452,846
National CineMedia, LLC
Term Loan, 1.75%, Maturing February 13, 2015	1,900	1,866,037
Regal Cinemas Corp.
Term Loan, 3.50%, Maturing August 23, 2017	2,040	2,041,753
Revolution Studios Distribution Co., LLC
Term Loan, 3.94%, Maturing December 21, 2014	506	377,304
Term Loan - Second Lien, 7.19%, Maturing June 21, 2015(5)	450	138,600
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.00%, Maturing August 17, 2017	840	843,601
Six Flags Theme Parks, Inc.
Term Loan, 5.25%, Maturing June 30, 2016	1,607	1,619,033
SRAM, LLC
Term Loan, 4.77%, Maturing June 7, 2018	675	675,422

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Universal City Development Partners, Ltd.
Term Loan, 5.50%, Maturing November 6, 2014		1,113	$1,117,363
Zuffa, LLC
Term Loan, 2.25%, Maturing June 19, 2015		482	474,975

			$18,920,329

Lodging and Casinos — 3.1%

Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 13, 2018		524	$526,124
Gala Electric Casinos, Ltd.
Term Loan, 5.69%, Maturing May 30, 2018	GBP	825	1,198,296
Harrah’s Operating Co.
Term Loan, 3.27%, Maturing January 28, 2015		1,560	1,404,915
Term Loan, 9.50%, Maturing October 31, 2016		985	1,030,333
Herbst Gaming, Inc.
Term Loan, 10.00%, Maturing December 31, 2015		411	423,685
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013		474	476,671
Las Vegas Sands, LLC
Term Loan, 2.69%, Maturing November 23, 2016		293	284,623
Term Loan, 2.69%, Maturing November 23, 2016		1,160	1,125,731
LodgeNet Entertainment Corp.
Term Loan, 6.50%, Maturing April 4, 2014		595	573,334
Penn National Gaming, Inc.
Term Loan, 1.98%, Maturing October 3, 2012		388	388,931
Tropicana Entertainment, Inc.
Term Loan, 15.00%, Maturing March 8, 2013		130	145,986
VML US Finance, LLC
Term Loan, 4.69%, Maturing May 25, 2012		197	196,775
Term Loan, 4.69%, Maturing May 27, 2013		394	393,549

			$8,168,953

Nonferrous Metals / Minerals — 1.4%

Fairmount Minerals, Ltd.
Term Loan, 5.25%, Maturing March 15, 2017		1,883	$1,888,744
Noranda Aluminum Acquisition
Term Loan, 1.94%, Maturing May 16, 2014		44	43,612
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017		1,368	1,373,065
Oxbow Carbon and Mineral Holdings
Term Loan, 3.74%, Maturing May 8, 2016		521	521,508

			$3,826,929

Oil and Gas — 4.1%

Big West Oil, LLC
Term Loan, 7.00%, Maturing March 31, 2016		289	$291,826
CITGO Petroleum Corp.
Term Loan, 8.00%, Maturing June 24, 2015		104	105,594
Term Loan, 9.00%, Maturing June 23, 2017		1,262	1,319,051
Dynegy Holdings, Inc.
Term Loan, 4.03%, Maturing April 2, 2013		220	215,898
Term Loan, 4.03%, Maturing April 2, 2013		3,276	3,214,299
Frac Tech International, LLC
Term Loan, 6.25%, Maturing May 6, 2016		1,122	1,121,749
Gibson Energy
Term Loan, 5.75%, Maturing June 14, 2018		1,050	1,047,704
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		625	626,318
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		2,136	2,167,910
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017		52	52,590
Term Loan, 6.50%, Maturing April 20, 2017		86	86,099
Term Loan, 6.50%, Maturing April 20, 2017		648	649,767

			$10,898,805

Publishing — 5.4%

Aster Zweite Beteiligungs GmbH
Term Loan, 4.71%, Maturing September 27, 2013		500	$491,250
Term Loan, 5.78%, Maturing December 31, 2014	EUR	236	339,908
Term Loan, 5.78%, Maturing December 31, 2014	EUR	264	379,729
GateHouse Media Operating, Inc.
Term Loan, 2.19%, Maturing August 28, 2014		321	115,385
Term Loan, 2.19%, Maturing August 28, 2014		717	257,397
Term Loan, 2.44%, Maturing August 28, 2014		346	124,261
Getty Images, Inc.
Term Loan, 5.25%, Maturing November 7, 2016		1,489	1,498,985
IWCO Direct, Inc.
Term Loan, 3.56%, Maturing August 7, 2014		85	77,196
Term Loan, 3.56%, Maturing August 7, 2014		811	740,556
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		2,345	2,277,843
MediaNews Group, Inc.
Term Loan, 8.50%, Maturing March 19, 2014		61	60,494
Merrill Communications, LLC
Term Loan, 7.50%, Maturing December 24, 2012		645	644,092
Nelson Education, Ltd.
Term Loan, 2.75%, Maturing July 3, 2014		236	205,667

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Publishing (continued)

Nielsen Finance, LLC
Term Loan, 2.19%, Maturing August 9, 2013		2,185	$2,162,302
Term Loan, 3.44%, Maturing May 2, 2016		997	993,826
Term Loan, 3.94%, Maturing May 2, 2016		980	980,075
SGS International, Inc.
Term Loan, 3.77%, Maturing September 30, 2013		265	264,895
Springer Science+Business Media S.A.
Term Loan, 5.32%, Maturing June 30, 2015	EUR	500	723,990
Trader Media Corp., Ltd.
Term Loan, 0.50%, Maturing December 1, 2017(3)	GBP	500	794,451
Xsys, Inc.
Term Loan, 2.71%, Maturing December 31, 2014		618	607,271
Term Loan, 4.71%, Maturing December 31, 2014		605	594,534

			$14,334,107

Radio and Television — 2.7%

Block Communications, Inc.
Term Loan, 2.19%, Maturing December 22, 2011		425	$420,998
CMP KC, LLC
Term Loan, 6.48%, Maturing October 3, 2011(5)(6)		542	100,219
CMP Susquehanna Corp.
Term Loan, 2.19%, Maturing May 3, 2013		857	851,111
Gray Television, Inc.
Term Loan, 3.70%, Maturing December 31, 2014		349	343,253
HIT Entertainment, Inc.
Term Loan, 5.52%, Maturing June 1, 2012		580	575,164
Live Nation Worldwide, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		1,136	1,136,682
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		261	262,898
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		408	407,126
Raycom TV Broadcasting, LLC
Term Loan, 4.50%, Maturing May 31, 2017		450	450,562
Tyrol Acquisition 2 SAS
Term Loan, 3.32%, Maturing January 30, 2015	EUR	500	640,396
Term Loan, 3.57%, Maturing January 29, 2016	EUR	500	640,396
Univision Communications, Inc.
Term Loan, 2.19%, Maturing September 29, 2014		743	712,190
Term Loan, 4.44%, Maturing March 31, 2017		743	707,310

			$7,248,305

Rail Industries — 0.4%

Kansas City Southern Railway Co.
Term Loan, 1.97%, Maturing April 26, 2013		971	$971,339

			$971,339

Retailers (Except Food and Drug) — 5.5%

Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		769	$772,793
FTD, Inc.
Term Loan, 4.75%, Maturing June 6, 2018		650	649,171
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing December 22, 2017		920	938,399
J. Crew Operating Corp.
Term Loan, 4.75%, Maturing March 7, 2018		875	842,680
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		925	913,438
Michaels Stores, Inc.
Term Loan, 2.54%, Maturing October 31, 2013		1,574	1,550,103
Neiman Marcus Group, Inc.
Term Loan, 4.75%, Maturing May 16, 2018		1,550	1,533,003
Orbitz Worldwide, Inc.
Term Loan, 3.22%, Maturing July 25, 2014		1,473	1,359,570
PETCO Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		619	618,170
Phillips-Van Heusen Corp.
Term Loan, 3.50%, Maturing May 6, 2016		274	275,155
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing March 30, 2018		925	929,336
Rent-A-Center, Inc.
Term Loan, 1.94%, Maturing June 29, 2012		2	1,648
Term Loan, 3.25%, Maturing March 31, 2015		395	395,966
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017		625	627,214
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		697	696,283
Vivarte
Term Loan - Second Lien, 4.74%, Maturing September 8, 2016	EUR	13	16,205
Term Loan - Second Lien, 4.74%, Maturing September 8, 2016	EUR	88	113,438
Term Loan - Second Lien, 4.74%, Maturing September 8, 2016	EUR	900	1,166,790
Yankee Candle Company, Inc. (The)
Term Loan, 2.19%, Maturing February 6, 2014		1,184	1,179,165

			$14,578,527

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Steel — 0.1%

Niagara Corp.
Term Loan, 10.50%, Maturing June 29, 2014(5)(6)		367	$344,359

			$344,359

Surface Transport — 0.4%

Swift Transportation Co., Inc.
Term Loan, 6.00%, Maturing December 21, 2016		1,132	$1,141,216

			$1,141,216

Telecommunications — 8.6%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		920	$923,596
Asurion Corp.
Term Loan, 5.50%, Maturing May 24, 2018		2,900	2,865,919
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		550	553,523
CommScope, Inc.
Term Loan, 5.00%, Maturing January 14, 2018		1,072	1,077,433
Intelsat Jackson Holdings SA
Term Loan, 5.25%, Maturing April 2, 2018		5,200	5,223,832
Macquarie UK Broadcast Ventures, Ltd.
Term Loan, 2.88%, Maturing December 1, 2014	GBP	414	603,643
MetroPCS Wireless
Term Loan, 3.95%, Maturing May 18, 2018		3,065	3,063,472
NTelos, Inc.
Term Loan, 4.00%, Maturing August 7, 2015		1,477	1,480,067
SBA Communications Corp.
Term Loan, Maturing June 29, 2018(2)		475	476,188
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017		746	750,914
Telenet BidCo N.V.
Term Loan, 5.07%, Maturing July 31, 2017	EUR	500	724,772
Telesat Canada, Inc.
Term Loan, 3.19%, Maturing October 31, 2014		151	149,297
Term Loan, 3.19%, Maturing October 31, 2014		1,759	1,738,104
Wind Telecomunicazioni SpA
Term Loan, 5.56%, Maturing December 15, 2017	EUR	1,800	2,565,315
Windstream Corp.
Term Loan, 3.01%, Maturing December 17, 2015		625	627,205

			$22,823,280

Utilities — 4.5%

AES Corp.
Term Loan, 4.25%, Maturing May 28, 2018		1,297	$1,299,992
Calpine Corp.
Term Loan, 4.50%, Maturing April 2, 2018		475	470,903
Term Loan, 4.50%, Maturing April 2, 2018		2,419	2,400,646
EquiPower Resources Holdings, LLC
Term Loan, 5.75%, Maturing January 26, 2018		274	275,341
NRG Energy, Inc.
Term Loan, 4.00%, Maturing February 1, 2013		1	700
Term Loan, 4.00%, Maturing February 1, 2013		147	147,314
Term Loan, 3.63%, Maturing August 31, 2015		981	983,497
Term Loan, 5.50%, Maturing August 31, 2015		1,830	1,833,855
Term Loan, Maturing June 11, 2018(2)		2,250	2,244,375
Pike Electric, Inc.
Term Loan, 1.75%, Maturing July 2, 2012		63	62,458
Term Loan, 1.69%, Maturing December 10, 2012		108	106,658
TXU Texas Competitive Electric Holdings Co., LLC
Term Loan, 4.73%, Maturing October 10, 2017		2,601	2,033,849

			$11,859,588

Total Senior Floating-Rate Interests
(identified cost $364,507,932)			$364,090,146

Corporate Bonds & Notes — 10.7%

		Principal
		Amount*
Security		(000’s omitted)	Value

Aerospace and Defense — 0.2%

International Lease Finance Corp., Sr. Notes
6.50%, 9/1/14(8)		175	$186,375
6.75%, 9/1/16(8)		175	187,250
7.125%, 9/1/18(8)		175	188,125

			$561,750

Automotive — 0.0%(9)

American Axle & Manufacturing Holdings, Inc., Sr. Notes
9.25%, 1/15/17(8)		77	$84,315

			$84,315

Broadcast Radio and Television — 0.6%

Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17(8)		1,000	$1,040,000
LBI Media, Inc., Sr. Disc. Notes
11.00%, 10/15/13		15	14,513

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Broadcast Radio and Television (continued)

XM Satellite Radio Holdings, Inc.
13.00%, 8/1/14(8)		485	$571,087

			$1,625,600

Building and Development — 0.8%

AMO Escrow Corp., Sr. Notes
11.50%, 12/15/17(8)		925	$994,375
Grohe Holding GmbH, Variable Rate
4.202%, 1/15/14(10)	EUR	787	1,135,561

			$2,129,936

Business Equipment and Services — 0.5%

Education Management, LLC, Sr. Notes
8.75%, 6/1/14		210	$216,037
MediMedia USA, Inc., Sr. Sub. Notes
11.375%, 11/15/14(8)		90	77,850
SunGard Data Systems, Inc., Sr. Notes
10.625%, 5/15/15		900	978,750
Ticketmaster Entertainment, Inc.
10.75%, 8/1/16		105	114,975

			$1,387,612

Cable and Satellite Television — 0.4%

Virgin Media Finance PLC, Sr. Notes
6.50%, 1/15/18		1,000	$1,101,250

			$1,101,250

Chemicals and Plastics — 0.4%

INEOS Group Holdings PLC, Sr. Sub. Notes
8.50%, 2/15/16(8)		180	$178,650
Styrolution Group GmbH, Sr. Notes
7.625%, 5/15/16(8)	EUR	550	785,618
Wellman Holdings, Inc., Sr. Sub. Notes
5.00%, 1/29/19(5)(6)		194	107,424

			$1,071,692

Conglomerates — 0.0%(9)

RBS Global & Rexnord Corp.
11.75%, 8/1/16		90	$95,625

			$95,625

Containers and Glass Products — 0.3%

Berry Plastics Corp., Sr. Notes, Variable Rate
5.028%, 2/15/15		500	$496,250
Intertape Polymer US, Inc., Sr. Sub. Notes
8.50%, 8/1/14		175	165,812

			$662,062

Cosmetics / Toiletries — 0.1%

Revlon Consumer Products Corp.
9.75%, 11/15/15(8)		165	$178,200

			$178,200

Electronics / Electrical — 0.2%

NXP BV/NXP Funding, LLC, Variable Rate
3.028%, 10/15/13		370	$369,538

			$369,538

Equipment Leasing — 0.0%(9)

Hertz Corp.
8.875%, 1/1/14		2	$2,060

			$2,060

Financial Intermediaries — 0.7%

First Data Corp., Sr. Notes
7.375%, 6/15/19(8)		500	$506,250
Ford Motor Credit Co., LLC, Sr. Notes
8.00%, 12/15/16		125	140,804
UPCB Finance II, Ltd., Sr. Notes
6.375%, 7/1/20(8)	EUR	500	690,634
UPCB Finance III, Ltd., Sr. Notes
6.625%, 7/1/20(8)		600	595,500

			$1,933,188

Food Products — 0.4%

Smithfield Foods, Inc., Sr. Notes
10.00%, 7/15/14(8)		1,000	$1,165,000

			$1,165,000

Food Service — 0.1%

NPC International, Inc., Sr. Sub. Notes
9.50%, 5/1/14		135	$137,700

			$137,700

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Forest Products — 0.1%

Verso Paper Holdings, LLC/Verso Paper, Inc.
11.375%, 8/1/16	120	$111,900

		$111,900

Health Care — 0.2%

Biomet, Inc.
10.375%, 10/15/17(6)	55	$60,913
11.625%, 10/15/17	280	311,500
DJO Finance, LLC/DJO Finance Corp.
10.875%, 11/15/14	95	101,650
HCA, Inc.
9.25%, 11/15/16	65	69,306

		$543,369

Industrial Equipment — 0.5%

Chart Industries, Inc., Sr. Sub. Notes
9.125%, 10/15/15	105	$109,725
Terex Corp., Sr. Notes
10.875%, 6/1/16	1,000	1,157,500

		$1,267,225

Insurance — 0.1%

Alliant Holdings I, Inc.
11.00%, 5/1/15(8)	55	$58,438
HUB International Holdings, Inc., Sr. Notes
9.00%, 12/15/14(8)	70	71,750
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
4.136%, 11/15/14(8)	35	32,725

		$162,913

Leisure Goods / Activities / Movies — 0.5%

AMC Entertainment, Inc., Sr. Notes
8.75%, 6/1/19	60	$63,600
MU Finance PLC, Sr. Notes
8.375%, 2/1/17(8)	1,000	1,070,000
Royal Caribbean Cruises, Sr. Notes
7.00%, 6/15/13	50	53,625
6.875%, 12/1/13	20	21,450
7.25%, 6/15/16	10	10,800
7.25%, 3/15/18	20	21,450

		$1,240,925

Lodging and Casinos — 0.7%

Buffalo Thunder Development Authority
9.375%, 12/15/49(7)(8)	265	$106,000
CCM Merger, Inc.
8.00%, 8/1/13(8)	30	29,625
Chukchansi EDA, Sr. Notes, Variable Rate
3.917%, 11/15/12(8)	85	69,700
Inn of the Mountain Gods Resort & Casino, Sr. Notes
1.25%, 11/30/20(6)(8)	172	104,932
8.75%, 11/30/20(8)	74	72,890
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
8.00%, 4/1/12	85	69,275
7.125%, 8/15/14	120	83,400
6.875%, 2/15/15	115	77,625
Peninsula Gaming, LLC
10.75%, 8/15/17	1,000	1,097,500
Tunica-Biloxi Gaming Authority, Sr. Notes
9.00%, 11/15/15(8)	165	169,538
Waterford Gaming, LLC, Sr. Notes
8.625%, 9/15/14(5)(8)	121	78,004

		$1,958,489

Nonferrous Metals / Minerals — 0.1%

Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp.
8.50%, 12/15/19	330	$358,463

		$358,463

Oil and Gas — 0.1%

Petroleum Development Corp., Sr. Notes
12.00%, 2/15/18	65	$72,475
Petroplus Finance, Ltd.
7.00%, 5/1/17(8)	85	80,325
Quicksilver Resources, Inc., Sr. Notes
11.75%, 1/1/16	65	74,750
SESI, LLC, Sr. Notes
6.875%, 6/1/14	30	30,525

		$258,075

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Publishing — 0.7%

Laureate Education, Inc.
10.00%, 8/15/15(8)	1,045	$1,097,250
10.25%, 8/15/15(6)(8)	593	608,847
11.75%, 8/15/17(8)	45	49,331

		$1,755,428

Rail Industries — 0.0%(9)

American Railcar Industry, Sr. Notes
7.50%, 3/1/14	100	$102,750

		$102,750

Retailers (Except Food and Drug) — 0.9%

Amscan Holdings, Inc., Sr. Sub. Notes
8.75%, 5/1/14	220	$224,400
Sally Holdings, LLC, Sr. Notes
9.25%, 11/15/14	665	694,925
10.50%, 11/15/16	235	252,037
Toys ‘‘R” Us
10.75%, 7/15/17	1,000	1,117,500

		$2,288,862

Steel — 0.0%(9)

RathGibson, Inc., Sr. Notes
11.25%, 2/15/14(5)(7)	240	$24

		$24

Surface Transport — 0.0%(9)

CEVA Group PLC, Sr. Notes
11.50%, 4/1/18(8)	95	$100,463

		$100,463

Telecommunications — 0.5%

Intelsat Bermuda, Ltd.
11.25%, 6/15/16	900	$956,250
NII Capital Corp.
10.00%, 8/15/16	330	384,450

		$1,340,700

Utilities — 1.6%

Calpine Corp., Sr. Notes
7.50%, 2/15/21(8)	2,375	$2,434,375
7.875%, 1/15/23(8)	1,700	1,753,125
NGC Corp.
7.625%, 10/15/26	205	139,400
Reliant Energy, Inc., Sr. Notes
7.625%, 6/15/14	10	10,350

		$4,337,250

Total Corporate Bonds & Notes
(identified cost $27,115,970)		$28,332,364

Asset-Backed Securities — 1.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2,
6.747%, 12/15/20(11)	$308	$262,469
Avalon Capital Ltd. 3, Series 1A, Class D,
2.208%, 2/24/19(8)(11)	295	219,004
Babson Ltd., Series 2005-1A, Class C1,
2.228%, 4/15/19(8)(11)	376	277,466
Bryant Park CDO Ltd., Series 2005-1A, Class C,
2.328%, 1/15/19(8)(11)	500	343,922
Carlyle High Yield Partners, Series 2004-6A, Class C,
2.716%, 8/11/16(8)(11)	500	404,648
Centurion CDO 8 Ltd., Series 2005-8A, Class D,
5.752%, 3/8/17(11)	492	391,426
Centurion CDO 9 Ltd., Series 2005-9A, Class D1,
5.026%, 7/17/19(11)	500	358,837
Madison Park Funding Ltd., Series 2006-2A, Class D,
4.997%, 3/25/20(8)(11)	1,000	727,238
Schiller Park CLO Ltd., Series 2007-1A, Class D,
2.524%, 4/25/21(8)(11)	1,000	743,359

Total Asset-Backed Securities
(identified cost $4,941,054)		$3,728,369

Common Stocks — 1.9%

Security	Shares	Value

Automotive — 0.4%

Dayco Products, LLC(12)(13)	10,159	$575,888
Hayes Lemmerz International, Inc.(5)(12)(13)	8,949	536,940

		$1,112,828

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

Security	Shares	Value

Building and Development — 0.1%

Panolam Holdings Co.(5)(12)(14)	131	$126,107
United Subcontractors, Inc.(5)(12)(13)	277	21,257

		$147,364

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc.(5)(12)(13)	175	$0

		$0

Diversified Manufacturing — 0.0%(9)

MEGA Brands, Inc.(12)	8,320	$81,650

		$81,650

Financial Intermediaries — 0.0%(9)

RTS Investor Corp.(5)(12)(13)	41	$9,042

		$9,042

Food Service — 0.0%(9)

Buffets, Inc.(5)(12)	12,234	$50,465

		$50,465

Home Furnishings — 0.1%

Oreck Corp.(5)(12)(13)	2,275	$155,997
Sanitec Europe Oy B Units(12)(13)	26,249	133,227
Sanitec Europe Oy E Units(5)(12)(13)	25,787	0

		$289,224

Leisure Goods / Activities / Movies — 0.2%

Metro-Goldwyn-Mayer Holdings, Inc.(12)(13)	22,424	$505,847

		$505,847

Lodging and Casinos — 0.2%

Greektown Superholdings, Inc.(12)	45	$3,195
Herbst Gaming, Inc.(5)(12)(13)	23,498	119,606
Shreveport Gaming Holdings, Inc.(5)(12)	289	3,902
Tropicana Entertainment, Inc.(5)(12)(13)	25,430	438,667

		$565,370

Nonferrous Metals / Minerals — 0.1%

Euramax International, Inc.(12)(13)	468	$149,600

		$149,600

Oil and Gas — 0.0%(9)

SemGroup Corp.(12)	750	$19,253

		$19,253

Publishing — 0.6%

Ion Media Networks, Inc.(5)(12)(13)	2,155	$1,535,437
MediaNews Group, Inc.(5)(12)(13)	5,771	161,593
SuperMedia, Inc.(12)	3,353	12,574

		$1,709,604

Steel — 0.2%

KNIA Holdings, Inc.(5)(12)(13)	6,269	$84,441
RathGibson Acquisition Co., LLC(5)(12)(14)	10,700	357,915

		$442,356

Total Common Stocks
(identified cost $2,639,587)		$5,082,603

Warrants — 0.0%(9)

Security	Shares	Value

Oil and Gas — 0.0%(9)

SemGroup Corp., Expires 11/30/14(12)	789	$5,129

		$5,129

Publishing — 0.0%

Reader’s Digest Association, Inc. (The), Expires 2/19/14(5)(12)(13)	781	$0

		$0

Retailers (Except Food and Drug) — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(5)(12)(13)	3,817	$0
Oriental Trading Co., Inc., Expires 2/11/16(5)(12)(13)	4,188	0

		$0

Total Warrants
(identified cost $8)		$5,129

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Portfolio of Investments — continued

Miscellaneous — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)

NCS Acquisition Corp., Escrow Certificate(12)	20,000	$1,379

		$1,379

Cable and Satellite Television — 0.0%(9)

Adelphia Recovery Trust(12)	261,268	$2,613
Adelphia, Inc., Escrow Certificate(12)	270,000	505

		$3,118

Total Miscellaneous
(identified cost $251,158)		$4,497

Short-Term Investments — 6.1%

	Interest/
	Principal
	Amount
Description	(000’s Omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(15)	$9,977	$9,977,477
State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/11	6,315	6,314,992

Total Short-Term Investments
(identified cost $16,292,469)		$16,292,469

Total Investments — 157.0%
(identified cost $415,748,178)		$417,535,577

Less Unfunded Loan Commitments — (0.4)%		$(1,149,868)

Net Investments — 156.6%
(identified cost $414,598,310)		$416,385,709

Other Assets, Less Liabilities — (15.2)%		$(40,457,312)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (41.4)%		$(110,001,216)

Net Assets Applicable to Common Shares — 100.0%		$265,927,181

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

EUR	- Euro
GBP	- British Pound Sterling

*	In U.S. dollars unless otherwise indicated.
(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after June 30, 2011, at which time the interest rate will be determined.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted matured security. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(7)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At June 30, 2011, the aggregate value of these securities is $18,132,184 or 6.8% of the Trust’s net assets applicable to common shares.

(9)	Amount is less than 0.05%.

(10)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(11)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2011.

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)	Restricted security (see Note 8).

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2011.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Statement of Assets and Liabilities

Assets	June 30, 2011

Unaffiliated investments, at value (identified cost, $404,620,834)	$406,408,232
Affiliated investment, at value (identified cost, $9,977,477)	9,977,477
Cash	85,909
Restricted cash*	265,564
Foreign currency, at value (identified cost, $3,045,532)	3,044,657
Interest and dividends receivable	1,810,477
Interest receivable from affiliated investment	937
Receivable for investments sold	3,844
Receivable for open forward foreign currency exchange contracts	294,880
Prepaid expenses and other assets	14,511

Total assets	$421,906,488

Liabilities

Notes payable	$36,000,000
Payable for investments purchased	9,075,138
Payable for open forward foreign currency exchange contracts	298,485
Payable to affiliates:
Investment adviser fee	281,419
Administration fee	84,762
Trustees’ fees	3,450
Accrued expenses	234,837

Total liabilities	$45,978,091

Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,001,216

Net assets applicable to common shares	$265,927,181

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 36,752,548 shares issued and outstanding	$367,525
Additional paid-in capital	320,528,573
Accumulated net realized loss	(59,425,466)
Accumulated undistributed net investment income	2,683,963
Net unrealized appreciation	1,772,586

Net assets applicable to common shares	$265,927,181

Net Asset Value Per Common Share

($265,927,181 ÷ 36,752,548 common shares issued and outstanding)	$7.24

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Statement of Operations

Year Ended
Investment Income	June 30, 2011

Interest and other income	$20,987,434
Dividends	55,060
Interest allocated from affiliated investment	19,981
Expenses allocated from affiliated investment	(1,053)

Total investment income	$21,061,422

Expenses

Investment adviser fee	$3,378,232
Administration fee	1,007,484
Trustees’ fees and expenses	14,276
Custodian fee	190,300
Transfer and dividend disbursing agent fees	22,686
Legal and accounting services	114,321
Printing and postage	60,804
Interest expense and fees	608,250
Preferred shares service fee	166,707
Miscellaneous	111,949

Total expenses	$5,675,009

Deduct —
Reduction of custodian fee	$66

Total expense reductions	$66

Net expenses	$5,674,943

Net investment income	$15,386,479

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,476,392)
Investment transactions allocated from affiliated investment	491
Foreign currency and forward foreign currency exchange contract transactions	(4,490,392)

Net realized loss	$(6,966,293)

Change in unrealized appreciation (depreciation) —
Investments	$27,299,419
Foreign currency and forward foreign currency exchange contracts	(208,740)

Net change in unrealized appreciation (depreciation)	$27,090,679

Net realized and unrealized gain	$20,124,386

Distributions to preferred shareholders

From net investment income	$(218,335)

Net increase in net assets from operations	$35,292,530

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	June 30, 2011	June 30, 2010

From operations —
Net investment income	$15,386,479	$14,420,954
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(6,966,293)	(9,843,825)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	27,090,679	53,817,019
Distributions to preferred shareholders —
From net investment income	(218,335)	(214,905)

Net increase in net assets from operations	$35,292,530	$58,179,243

Distributions to common shareholders —
From net investment income	$(16,171,463)	$(13,049,605)

Total distributions to common shareholders	$(16,171,463)	$(13,049,605)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,065,574	$428,400

Net increase in net assets from capital share transactions	$1,065,574	$428,400

Net increase in net assets	$20,186,641	$45,558,038

Net Assets Applicable to Common Shares

At beginning of year	$245,740,540	$200,182,502

At end of year	$265,927,181	$245,740,540

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$2,683,963	$1,494,704

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	June 30, 2011

Net increase in net assets from operations	$35,292,530
Distributions to preferred shareholders	218,335

Net increase in net assets from operations excluding distributions to preferred shareholders	$35,510,865
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(206,428,807)
Investments sold and principal repayments	208,496,938
Increase in short-term investments, net	(2,835,123)
Net amortization/accretion of premium (discount)	(2,420,178)
Increase in restricted cash	(265,564)
Decrease in interest and dividends receivable	123,085
Decrease in interest receivable from affiliated investment	993
Decrease in receivable for investments sold	3,217,028
Increase in receivable for open forward foreign currency exchange contracts	(37,885)
Increase in prepaid expenses and other assets	(6,046)
Increase in payable for investments purchased	56,589
Increase in payable for open forward foreign currency exchange contracts	298,485
Increase in payable to affiliate for investment adviser fee	10,278
Increase in payable to affiliate for administration fee	5,015
Increase in payable to affiliate for Trustees’ fees	205
Decrease in accrued expenses	(67,070)
Increase in unfunded loan commitments	1,137,534
Net change in unrealized (appreciation) depreciation from investments	(27,299,419)
Net realized loss from investments	2,476,392

Net cash provided by operating activities	$11,973,315

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(15,105,889)
Cash distributions to preferred shareholders	(219,746)
Proceeds from notes payable	15,000,000
Repayment of notes payable	(10,000,000)

Net cash used in financing activities	$(10,325,635)

Net increase in cash*	$1,647,680

Cash at beginning of year(1)	$1,482,886

Cash at end of year(1)	$3,130,566

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,065,574
Cash paid for interest and fees on borrowings	$610,107

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $12,045
(1)	Balance includes foreign currency, at value.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$6.710	$5.480	$7.480	$8.800	$8.740

Income (Loss) From Operations

Net investment income(1)	$0.420	$0.395	$0.492	$0.742	$0.801
Net realized and unrealized gain (loss)	0.557	1.198	(2.012)	(1.324)	0.060
Distributions to preferred shareholders from net investment income(1)	(0.006)	(0.006)	(0.033)	(0.133)	(0.154)

Total income (loss) from operations	$0.971	$1.587	$(1.553)	$(0.715)	$0.707

Less Distributions to Common Shareholders

From net investment income	$(0.441)	$(0.357)	$(0.439)	$(0.605)	$(0.647)
Tax return of capital	—	—	(0.008)	—	—

Total distributions to common shareholders	$(0.441)	$(0.357)	$(0.447)	$(0.605)	$(0.647)

Net asset value — End of year (Common shares)	$7.240	$6.710	$5.480	$7.480	$8.800

Market value — End of year (Common shares)	$7.200	$6.630	$4.690	$6.620	$8.570

Total Investment Return on Net Asset Value(2)	14.80%	29.77%	(18.99)%	(7.58)%	8.70%

Total Investment Return on Market Value(2)	15.55%	49.83%	(21.66)%	(16.01)%	13.81%

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Net assets applicable to common shares, end of year (000’s omitted)	$265,927	$245,741	$200,183	$272,941	$320,943
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses before custodian fee reduction excluding interest and fees	1.95%	2.05%	2.44%	2.22%	2.21%
Interest and fee expense	0.23%	0.25%	0.99%	1.95%	2.16%
Total expenses before custodian fee reduction	2.18%	2.30%	3.43%	4.17%	4.36%
Expenses after custodian fee reduction excluding interest and fees	1.95%	2.05%	2.44%	2.22%	2.20%
Net investment income	5.90%	6.08%	9.64%	9.47%	9.11%
Portfolio Turnover	53%	43%	18%	26%	64%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses before custodian fee reduction excluding interest and fees	1.26%	1.31%	1.54%	1.60%	1.64%
Interest and fee expense	0.15%	0.16%	0.62%	1.41%	1.61%
Total expenses before custodian reduction	1.41%	1.47%	2.16%	3.01%	3.25%
Expenses after custodian fee reduction excluding interest and fees	1.26%	1.31%	1.54%	1.60%	1.64%
Net investment income	3.82%	3.90%	6.06%	6.84%	6.79%

Senior Securities:
Total notes payable outstanding (in 000’s)	$36,000	$31,000	$3,000	$105,000	$110,000
Asset coverage per $1,000 of notes payable(4)	$11,442	$12,476	$104,397	$4,648	$4,918
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(5)	$70,536	$68,571	$69,290	$56,770	$61,489
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(5)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 282%, 274%, 277%, 227% and 246% at June 30, 2011, 2010, 2009, 2008 and 2007, respectively.
(6)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At June 30, 2011, the Trust, for federal income tax purposes, had a capital loss carryforward of $58,250,416 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on June 30, 2012 ($6,681,243), June 30, 2016 ($52,501), June 30, 2017 ($21,938,328), June 30, 2018 ($22,498,410) and June 30, 2019 ($7,079,934). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after June 30, 2011.

Additionally, at June 30, 2011, the Trust had a net capital loss of $1,170,932 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending June 30, 2012.

As of June 30, 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended June 30, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2011, the Trust had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

K Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of June 30, 2011 is as follows:

APS Issued and
Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2011, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend	Dividends	Average APS	Dividend
	Rates at	Accrued to APS	Dividend	Rate
	June 30, 2011	Shareholders	Rates	Ranges (%)

Series A	0.09%	$108,436	0.20%	0.09–0.31
Series B	0.09	$109,899	0.20	0.09–0.28

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rates for each series as of June 30, 2011.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended June 30, 2011 and June 30, 2010 was as follows:

	Year Ended June 30,

	2011	2010

Distributions declared from:
Ordinary income	$16,389,798	$13,264,510

During the year ended June 30, 2011, accumulated undistributed net investment income was increased by $2,192,578, accumulated net realized loss was decreased by $19,519,746 and paid-in capital was decreased by $21,712,324 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,703,909
Capital loss carryforward and post October losses	$(59,421,348)
Net unrealized appreciation	$1,748,522

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest and investments in partnerships.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.83% (0.84% prior to May 1, 2011) of the Trust’s average weekly gross assets to May 1, 2012 and is payable monthly. Gross assets are referred to herein represent net assets plus obligations attributable to investment leverage. Pursuant to a fee reduction agreement between the Trust and EVM, the annual adviser fee rate will be reduced by 0.01% every May 1 for the next twenty-eight years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended June 30, 2011, the Trust’s investment adviser fee totaled $3,378,232. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2011, the administration fee amounted to $1,007,484.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $206,428,807 and $208,496,938, respectively, for the year ended June 30, 2011.

6 Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended June 30, 2011 and June 30, 2010 were 149,763 and 62,751, respectively.

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

7 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$414,622,375

Gross unrealized appreciation	$10,015,478
Gross unrealized depreciation	(8,252,144)

Net unrealized appreciation	$1,763,334

8 Restricted Securities

At June 30, 2011, the Trust owned the following securities (representing 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	131	$71,985	$126,107
RathGibson Acquisition Co., LLC	6/14/10	10,700	56,785	357,915

Total Restricted Securities			$128,770	$484,022

9 Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at June 30, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

7/29/11	British Pound Sterling 759,511	United States Dollar 1,249,672	JPMorgan Chase Bank	$31,054
7/29/11	Euro 5,438,293	United States Dollar 8,042,936	Deutsche Bank	161,862
8/31/11	British Pound Sterling 3,225,091	United States Dollar 5,274,458	JPMorgan Chase Bank	101,964
8/31/11	Euro 5,443,762	United States Dollar 7,664,490	Citigroup Global Markets	(217,179)
9/30/11	British Pound Sterling 410,411	United States Dollar 656,756	Goldman Sachs, Inc.	(1,238)
9/30/11	Euro 5,617,549	United States Dollar 8,046,212	HSBC Bank USA	(80,068)

				$(3,605)

At June 30, 2011, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts. The Trust also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2011 the fair value of derivatives with credit-related contingent features in a net liability position was $298,485. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $265,564 at June 30, 2011.

The non-exchange traded derivatives in which the Trust invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At June 30, 2011, the maximum amount of loss the Trust would incur due to counterparty risk was $294,880, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $161,862. To mitigate this risk, the Trust has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2011 was as follows:

	Fair Value

	Asset Derivative(1)	Liability Derivative(2)

Forward Foreign Currency Exchange Contracts	$294,880	$(298,485)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Forward Foreign Currency Exchange Contracts	$(4,509,701)	$(260,600)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended June 30, 2011, which is indicative of the volume of this derivative type, was approximately $35,306,000.

10 Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $50 million and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust also pays a program fee of 0.75% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.50% per annum on the amount of the facility. Program and liquidity fees for the year ended June 30, 2011 totaled $501,180 and are included in interest expense on the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2011, the Trust had borrowings outstanding under the Agreement of $36,000,000 at an interest rate of 0.18%. The carrying amount of the borrowings at June 30, 2011 approximated its fair value. For the year ended June 30, 2011, the average borrowings under the Agreement and the average interest rate were $32,575,342 and 0.33%, respectively.

11 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12 Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Eaton Vance
Senior Income Trust

June 30, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2011, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$362,130,215	$810,063	$362,940,278
Corporate Bonds & Notes	—	28,146,912	185,452	28,332,364
Asset-Backed Securities	—	3,728,369	—	3,728,369
Common Stocks	113,477	1,367,757	3,601,369	5,082,603
Warrants	—	5,129	0	5,129
Miscellaneous	—	4,497	—	4,497
Short-Term Investments	—	16,292,469	—	16,292,469

Total Investments	$113,477	$411,675,348	$4,596,884	$416,385,709

Forward Foreign Currency Exchange Contracts	$—	$294,880	$—	$294,880

Total	$113,477	$411,970,228	$4,596,884	$416,680,589

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(298,485)	$—	$(298,485)

Total	$—	$(298,485)	$—	$(298,485)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Investments
	Investments	Investments	in Common
	in Senior	in Corporate	Stocks,
	Floating-Rate	Bonds &	Warrants and
	Interests	Notes	Miscellaneous	Total

Balance as of June 30, 2010	$595,305	$203,639	$1,141,784	$1,940,728
Realized gains (losses)	(300,015)	(299,657)	964	(598,708)
Change in net unrealized appreciation (depreciation) *	(68,214)	330,820	1,762,244	2,024,850
Cost of purchases	168,316	9,301	103,147	280,764
Proceeds from sales	(15,128)	(66,011)	(964)	(82,103)
Accrued discount (premium)	2,879	2,530	—	5,409
Transfers to Level 3**	426,920	4,830	598,534	1,030,284
Transfers from Level 3**	—	—	(4,340)	(4,340)

Balance as of June 30, 2011	$810,063	$185,452	$3,601,369	$4,596,884

Change in net unrealized appreciation (depreciation) on	$(69,006)	$324,220	$1,762,242	$2,017,456
investments still held as of June 30, 2011*

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments. Transfers from Level 3 to Level 2 were due to increased market trading activity resulting in the availability of significant observable inputs in determining the fair value of these investments.

At June 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Senior Income Trust

June 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2011, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 15, 2011

Eaton Vance
Senior Income Trust

June 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance
Senior Income Trust

June 30, 2011

Notice to Shareholders

Effective May 20, 2011, the Fund’s investment policies were changed to expand the “Authorized Foreign Currencies” in which the Fund may invest to include Australian dollars. The Fund may invest up to 15% of net assets in senior loans denominated in Authorized Foreign Currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund currently seeks to hedge against currency fluctuations related to Authorized Foreign Currency senior loan holdings through the use of currency exchange contracts.

Eaton Vance
Senior Income Trust

June 30, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Senior Income Trust

June 30, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature Date
Shareholder signature Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of June 30, 2011, Fund records indicate that there are 404 registered shareholders and approximately 10,920 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

Eaton Vance
Senior Income Trust

June 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one

Eaton Vance
Senior Income Trust

June 30, 2011

Board of Trustees’ Contract Approval — continued

or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as the special considerations relevant to investing in and, where relevant, restructuring senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2010 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance
Senior Income Trust

June 30, 2011

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board considered that, in response to inquiries by the Contract Review Committee, the Adviser had agreed to implement a series of permanent reductions in management fees and that the first such reduction became effective on May 1, 2010. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale.

Eaton Vance
Senior Income Trust

June 30, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2011. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2012. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class III Trustee	Until 2013. 3 years. Trustee since 2003.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman(A) 1940	Class I Trustee	Until 2011. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Senior Income Trust

June 30, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 1999.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.
Directorships in the Last Five Years.(1) None.

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2012. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Scott H. Page 1959	President	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(A)	APS Trustee.

Eaton Vance
Senior Income Trust

June 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

171-8/11	SITSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2010 and June 30, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/10	06/30/11

Audit Fees	$56,770	$57,340
Audit-Related Fees(1)	$23,330	$5,330
Tax Fees(2)	$17,710	$17,890
All Other Fees(3)	$1,400	$1,200

Total	$99,210	$81,760

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2010 and June 30, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/10	06/30/11

Registrant	$42,440	$24,420
Eaton Vance(1)	$322,118	$263,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Helen F. Peters, and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service

(“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, John Redding and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Redding is a Vice President of EVM and BMR and a portfolio manager since 2001. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of Accounts	Total Assets of
	Number of	Total Assets of	Paying a	Accounts Paying a
	All Accounts	All Accounts	Performance Fee	Performance Fee
Scott H. Page
Registered Investment Companies	12	$19,628.4	0	$0
Other Pooled Investment Vehicles	6	$6,336.7	1	$488.5
Other Accounts	2	$1,221.0	0	$0
John P. Redding
Registered Investment Companies	1	$411.9	0	$0
Other Pooled Investment Vehicles	2	$1,219.7	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities Owned in the
Portfolio Manager	Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust
By:	/s/ Scott H. Page
Scott H. Page
President

Date: August 15, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: August 15, 2011

By:	/s/ Scott H. Page
Scott H. Page
President

Date: August 15, 2011